Exhibit 99.1
CANOO INC. ANNOUNCES THIRD QUARTER 2022 RESULTS

•Strong Customer Demand: Growing Order Book at +$2B with $750M Binding Orders
•Product Validated: Completed Advanced Deliveries to Refine and Finalize Vehicle Custom Configuration for Walmart
•Manufacturing Secured: SOP on November 17, 2022 and Vehicle & Battery Module Manufacturing Facilities Announced
•Clear Path to Secure Funding: Finalizing Multiple Equity Initiatives & Evaluating Non-Dilutive Capital Sources On A $500M Asset Appraisal

Justin, TX (November 9, 2022) – Canoo Inc. (Nasdaq: GOEV), a high-tech advanced mobility company, today announced its financial results for the third quarter of 2022.

“We targeted, signed and announced high grade credit customers and locked +$2bn in orders, a 100% increase from Q2, on the back of a validated, real-world use case proven product. Today we are excited to announce our manufacturing facility and SOP for November 17, 2022,” said Tony Aquila, Investor, Chairman and CEO at Canoo. “Our Made in America focus has positioned us favorably with the recently announced IRA bill, and we are proud to be one of the only companies that can take advantage of these incentives immediately. Under the backdrop of a volatile market, we will continue to access the capital markets with our just-in-time, milestone based approach. As you can see, each of our steps has been strategic to achieve our goals”
Additional Recent Updates Include:

•Expanded Fleet Orders: Kingbee & Zeeba placed binding orders for 12,300 units with an option to add 11,750 units
•Completed 118 Gamma builds and moved to final vehicle testing and certification
•Offered Additional Incentives for the Oklahoma City Manufacturing Facility
Third Quarter Business Highlights:

•Walmart to purchase 4,500 vehicles
•US Army selected Canoo for analysis & demonstration
Third Quarter Financial Highlights:
•As of September 30, 2022, we had access of up to $200.0 million through an “at-the-market offering” program, and cash and cash equivalents of $6.8 million.
•GAAP net loss and comprehensive loss of $117.7 million and $407.5 million for the three and nine months ended September 30, 2022, compared to a GAAP net loss and comprehensive loss of $80.9 million and $208.7 million for the three and nine months ended September 30, 2021. The GAAP net loss and comprehensive loss for the three and nine months ended September 30, 2022 included a loss of $2.1 million and a gain of $22.9 million on the fair value change of the contingent earnout shares liability, respectively.
•Adjusted EBITDA of $(80.8) million and $(348.1) million for the three and nine months ended September 30, 2022, compared to $(85.8) million and $(212.3) million for the three and nine months ended September 30, 2021, respectively.
•Net cash used in operating activities totaled $329.9 million for the nine months ended September 30, 2022, compared to $180.6 million for the nine months ended September 30, 2021.
•Net cash used in investing activities was $58.4 million during the nine months ended September 30, 2022, compared to net cash used in investing activities of $100.1 million during the nine months ended September 30, 2021.
Fourth Quarter 2022 Business Outlook
Based upon our current projections, Canoo expects:
•Operating Expenses (excluding stock-based compensation and depreciation) of: $70 million to $90 million

•Capital Expenditures of: $30 million to $50 million
Conference Call Information
Canoo will host a conference call to discuss the results today, November 9, 2022, at 5:00 PM ET.
To listen to the conference call via telephone dial (877) 407-9169 (U.S.) and (201) 493-6755 (international callers/U.S. toll) and enter the conference ID number 13733643. To listen to the webcast, please click here. A telephone replay will be available until November 23, 2022, at (877) 660-6853 (U.S.) and (201) 612-7415 (international callers/U.S. toll), with Conference ID number 13733643. To listen to the webcast replay, please click here.
About Canoo
Canoo’s mission is to bring EVs to Everyone. The company has developed breakthrough electric vehicles that are reinventing the automotive landscape with bold innovations in design, pioneering technologies, and a unique business model that spans the full lifecycle of the vehicle. Distinguished by its experienced team from leading technology and automotive companies – Canoo has designed a modular electric platform purpose-built to deliver maximum vehicle interior space that is customizable across all owners in the vehicle lifecycle to support a wide range of vehicle applications for consumers and businesses.
Canoo has teams in California, Texas, Oklahoma and Arkansas. For more information, please visit www.canoo.com. For Canoo press materials, please visit press.canoo.com. For investors, please visit investors.canoo.com.
Non-GAAP Financial Measures
EBITDA and Adjusted EBITDA
“EBITDA” is defined as net loss before interest expense, income tax expense or benefit, and depreciation and amortization. “Adjusted EBITDA” is defined as EBITDA adjusted for stock-based compensation, restructuring charges, asset impairments, and other costs associated with exit and disposal activities, acquisition and related costs, changes to the fair value of contingent earnout shares liability, and any other one-time non-recurring transaction amounts impacting the statement of operations during the year. Adjusted EBITDA is intended as a supplemental measure of our performance that is neither required by, nor presented in accordance with, GAAP. We believe Adjusted EBITDA, when combined with net loss, and EBITDA, is beneficial to an investor’s complete understanding of our operating performance. We believe that the use of EBITDA and Adjusted EBITDA provides an additional tool for investors to use in evaluating ongoing operating results and trends and in comparing our financial measures with those of comparable companies, which may present similar non-GAAP financial measures to investors. However, you should be aware that when evaluating EBITDA and Adjusted EBITDA we may incur future expenses similar to those excluded when calculating these measures. In addition, our presentation of these measures should not be construed as an inference that our future results will be unaffected by unusual or non-recurring items. Our computation of EBITDA and Adjusted EBITDA may not be comparable to other similarly titled measures computed by other companies, because all companies may not calculate EBITDA and Adjusted EBITDA in the same fashion.
Because of these limitations, EBITDA and Adjusted EBITDA should not be considered in isolation or as a substitute for performance measures calculated in accordance with GAAP. We manage our business utilizing EBITDA and Adjusted EBITDA as supplemental performance measures.

Third Quarter 2022 Financial Results
CANOO INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(in thousands, except par values)
UNAUDITED

	September 30, 2022	December 31, 2021
Assets
Current assets
Cash and cash equivalents	$6,815	$224,721
Restricted cash, current	4,208	2,771
Inventory	1,282	—
Prepaids and other current assets	28,107	63,814
Total current assets	40,412	291,306
Property and equipment, net	301,974	202,314
Restricted cash, non-current	9,500	—
Operating lease right-of-use assets	28,469	14,228
Deferred asset - Walmart warrants	50,175	—
Other assets	14,256	15,226
Total assets	$444,786	$523,074

Liabilities and stockholders' equity
Liabilities
Current liabilities
Accounts payable	$96,576	$52,267
Accrued expenses and other current liabilities	74,118	83,925
Convertible debt, current	12,500	—
Total current liabilities	183,194	136,192
Contingent earnout shares liability	6,188	29,057
Operating lease liabilities	27,533	13,826
Total liabilities	216,915	179,075

Stockholders’ equity
Preferred stock, $0.0001 par value; 10,000 authorized, no shares issued and outstanding at September 30, 2022 and December 31, 2021	—	—
Common stock, $0.0001 par value; 500,000 authorized; 299,868 and 238,578 issued and outstanding at September 30, 2022 and December 31, 2021, respectively	29	24
Additional paid-in capital	1,327,435	1,036,104
Accumulated deficit	(1,099,593)	(692,129)
Total stockholders’ equity	227,871	343,999
Total liabilities and stockholders’ equity	$444,786	$523,074

CANOO INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per share values)
UNAUDITED

	Three months ended September 30,		Nine months ended September 30,
	2022	2021	2022	2021
Revenue	$—	$—	$—	$—

Costs and Operating Expenses
Cost of revenue, excluding depreciation	—	—	—	—
Research and development expenses, excluding depreciation	57,063	59,387	255,009	158,033
Selling, general and administrative expenses, excluding depreciation	48,826	45,510	159,600	144,072
Depreciation	3,449	2,109	9,020	6,317
Total costs and operating expenses	109,338	107,006	423,629	308,422
Loss from operations	(109,338)	(107,006)	(423,629)	(308,422)

Other (expense) income
Interest (expense) income	(2,179)	33	(2,189)	79
(Loss) gain on fair value change in contingent earnout shares liability	(2,067)	25,764	22,869	101,166
Loss on fair value change in private placement warrants liability	—	—	—	(1,639)
Loss on extinguishment of debt	(4,095)	—	(4,095)	—
Other (expense) income, net	(26)	334	(420)	160
Loss before income taxes	(117,705)	(80,875)	(407,464)	(208,656)
Provision for income taxes	—	—	—	—
Net loss and comprehensive loss	$(117,705)	$(80,875)	(407,464)	(208,656)

Per Share Data:
Net loss per share, basic and diluted	$(0.43)	$(0.35)	(1.62)	(0.92)

Weighted-average shares outstanding, basic and diluted	275,455	228,477	250,783	226,747

CANOO INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)
UNAUDITED

	Nine months ended September 30,
	2022	2021
Cash flows from operating activities:
Net loss	$(407,464)	$(208,656)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation	9,020	6,317
Non-cash operating lease expense	1,515	774
Non-cash commitment fee under SEPA	582	—
Non-cash legal settlement	5,532	—
Stock-based compensation expense	60,980	89,758
Gain on fair value change of contingent earnout shares liability	(22,869)	(101,166)
Loss on fair value change in private placement warrants liability	—	1,639
Loss on extinguishment of debt	4,095	—
Non-cash debt discount	900	—
Amortization of debt issuance costs and non-cash interest expense	1,316	—
Changes in assets and liabilities:
Inventory	(1,282)	—
Prepaid expenses and other current assets	4,037	(8,915)
Other assets	970	(939)
Accounts payable & accrued expenses and other current liabilities	12,805	40,567
Net cash used in operating activities	(329,863)	(180,621)

Cash flows from investing activities:
Purchases of property and equipment	(88,817)	(73,976)
Prepayment to VDL Nedcar	—	(26,134)
Return of prepayment from VDL Nedcar	30,440	—
Net cash used in investing activities	(58,377)	(100,110)

Cash flows from financing activities:
Proceeds from exercise of public warrants	—	6,879
Repurchase of unvested shares	(9)	(7)
Payment of offering costs	(1,219)	(5,306)
Repayment of PPP loan	—	(6,943)
Proceeds from the purchase of shares and warrants by VDL Nedcar	8,400	—
Proceeds from issuance of shares under SEPA agreement	32,500	—
Proceeds from issuance of shares under PIPE	50,000	—
Proceeds from employee stock purchase plan	2,499	—
Proceeds from PPA	89,100	—
Net cash provided by (used in) financing activities	181,271	(5,377)
Net decrease in cash, cash equivalents, and restricted cash	(206,969)	(286,108)

Cash, cash equivalents, and restricted cash
Cash, cash equivalents, and restricted cash, beginning of period	227,492	702,422
Cash, cash equivalents, and restricted cash, end of period	$20,523	$416,314

Reconciliation of cash, cash equivalents, and restricted cash to the condensed consolidated balance sheets
Cash and cash equivalents at end of period	$6,815	$414,904
Restricted cash, current at end of period	4,208	1,410
Restricted cash, non-current at end of period	$9,500	$—
Total cash, cash equivalents, and restricted cash at end of period shown in the condensed consolidated statements of cash flows	$20,523	$416,314

CANOO INC.
ADJUSTED EBITDA RECONCILIATION TABLE
(in thousands)
The following table reconciles net loss to EBITDA and Adjusted EBITDA:

	Three Months Ended September 30,		Nine Months Ended September 30,
	2022	2021	2022	2021
Net loss	$(117,705)	$(80,875)	$(407,464)	$(208,656)
Interest expense (income)	2,179	(33)	$2,189	$(79)
Provision for income taxes	—	—	$—	$—
Depreciation	3,449	2,109	$9,020	$6,317
EBITDA	(112,077)	(78,799)	$(396,255)	$(202,418)
Adjustments:
Loss (gain) on fair value change in contingent earnout shares liability	2,067	(25,764)	$(22,869)	$(101,166)
Loss on fair value change in private placement warrants liability	—	—	$—	$1,639
Loss on extinguishment of debt	4,095	—	$4,095	$—
Other expense (income), net	26	(334)	$420	$(160)
Stock-based compensation	19,527	19,098	$60,980	$89,758
Non-cash legal settlement	5,532	$—	$5,532	$—
Adjusted EBITDA	$(80,830)	$(85,799)	$(348,097)	$(212,347)
Forward-Looking Statements

The information in this press release includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “estimate,” “plan,” “project,” “forecast,” “intend,” “will,” “expect,” “anticipate,” “believe,” “seek,” “target” or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding access to capital, estimates and forecasts of financial and performance metrics, expectations and timing related to commercial product launches and the achievement of operational milestones, including the ability to meet and/or accelerate anticipated production timelines, Canoo's ability to capitalize on commercial opportunities, current or anticipated customer orders, and expectations regarding the development of facilities. These statements are based on various assumptions, whether or not identified in this press release, and on the current expectations of Canoo’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of Canoo. These forward-looking statements are subject to a number of risks and uncertainties, including changes in domestic and foreign business, market, financial, political and legal conditions; Canoo's ability to continue as a going concern; Canoo's ability to access existing and future sources of capital via debt or equity markets, which will impact execution of its business plans and could require Canoo to terminate or significantly curtail its operations; Canoo's history of losses; Canoo's ability to adequately control the costs associated with its operations; Canoo's ability to successfully build and tool its manufacturing facilities, establish or continue a relationship with a contract manufacturer or failure of operation of Canoo's facilities ; the rollout of Canoo's business and the timing of expected business milestones and commercial launch; future market adoption of Canoo's offerings; risks related to Canoo's go-to-market strategy and manufacturing strategy; the effects of competition on Canoo's future business, and those factors discussed under the captions “Risk Factors” and “Management's Discussion and Analysis of Financial Condition and Results of Operations" in Canoo's Annual Report on Form 10-K for the fiscal year ended December 31, 2021 filed with the U.S. Securities and Exchange Commission (the “SEC”) on March 1, 2022, as well as its past and future Quarterly Reports on Form 10-Q and other filings with the SEC, copies of which may be obtained by visiting Canoo's Investors Relations website at investors.canoo.com or the SEC's website at www.sec.gov. If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that Canoo does not presently know or that Canoo currently believes are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect Canoo’s expectations, plans or forecasts of future events and views as of the date of this press release. Canoo anticipates that subsequent events and developments will cause Canoo’s assessments to change. However, while Canoo may elect to update these forward-looking statements at some point in the future, Canoo specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing Canoo’s assessments as of any date subsequent to the date of this press release. Accordingly, undue reliance should not be placed upon the forward-looking statements.
Contacts:
Media Relations
Agnes Gomes-Koizumi
Vice President, Communications
Press@canoo.com
Investor Relations
Kunal Bhalla
Senior Vice President, Corporate Development & Capital Markets
IR@canoo.com